                          DVI RECEIVABLES VIII 1999-1
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 13, 2000

I.    RECONCILIATION OF COLLECTION ACCOUNT:
-------------------------------------------
        End of Period Collection Account Balance as of Prior Payment Date:                             641,143.48
        Available Funds:
          Contract Payments due and received in this period                                          4,503,878.02
          Contract Payments due in prior period(s) and received in this period                         479,865.56
          Contract Payments received in this period for next period                                    316,055.89
          Sales, Use and Property Tax payments received                                                 64,814.15
          Prepayment Amounts related to early termination in this period                               504,632.88
          Servicer Advance                                                                             581,509.71
          Proceeds received from recoveries on previously Defaulted Contracts                                0.00
          Transfer from Reserve Account                                                                 13,597.53
          Interest earned on Collection Account                                                         29,182.37
          Interest earned on Affiliated Account                                                          1,494.97
          Proceeds from repurchase of Contracts per Contribution and
            Servicing Agreement Section 5.03                                                                 0.00
          Amounts paid per Contribution and Servicing Agreement Section 7.01
            (Substituted contract < Predecessor contract)                                                    0.00
          Amounts paid under insurance policies                                                              0.00
          Maintenance, Late Charges and any other amounts                                               23,260.82

                                                                                                    -------------
        Total Available Funds                                                                        7,159,435.38
        Less: Amounts to be Retained in Collection Account                                             721,898.80
                                                                                                    -------------
        AMOUNT TO BE DISTRIBUTED                                                                     6,437,536.58
                                                                                                    =============


        DISTRIBUTION OF FUNDS:
        ----------------------
          1.  To Trustee -  Fees                                                                             0.00
          2.  To Servicer, any unreimbursed Nonrecoverable Advances or
                Servicer Advances                                                                      479,865.56
          3.  To Noteholders (For Servicer Report immediately following the Final
                Additional Closing Date)
                     a) Class A1 Principal and Interest                                                      0.00
                     a) Class A2 Principal (distributed after A1 Note matures)
                          and Interest                                                               4,231,024.84
                     a) Class A3 Principal (distributed after A2 Note matures)
                          and Interest                                                                 325,520.00
                     a) Class A4 Principal (distributed after A3 Note matures)
                          and Interest                                                                 219,862.50
                     a) Class A5 Principal (distributed after A4 Note matures)
                          and Interest                                                                 234,054.84
                     b) Class B Principal and Interest                                                  85,808.40
                     c) Class C Principal and Interest                                                 173,046.21
                     d) Class D Principal and Interest                                                 117,162.19
                     e) Class E Principal and Interest                                                 156,141.66

          4.  To Reserve Account for Requirement per Indenture Agreement Section
                3.08                                                                                         0.00
          5.  To Issuer - Residual  Principal and Interest and Reserve Account
                Distribution
                     a) Residual Interest (Provided no Restricting or
                          Amortization Event in effect)                                                 69,551.05
                     b) Residual Principal (Provided no Restricting or
                          Amortization Event in effect)                                                140,761.82
                     c)  Reserve Account Distribution (Provided no Restricting or
                           Amortization Event in effect)                                                13,597.53
          6.  To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and
                Any Other Amounts                                                                      118,752.31
          7.  To Servicer, Servicing Fee and other Servicing Compensations                              72,387.67
                                                                                                    -------------
        TOTAL FUNDS DISTRIBUTED                                                                      6,437,536.58
                                                                                                    =============

                                                                                                    -------------
         End of Period Collection Account Balance {Includes Payments in Advance &
           Restricting Event Funds (if any)}                                                           721,898.80
                                                                                                    =============

II.    RESERVE ACCOUNT
----------------------
Beginning Balance                                                                                   $2,511,821.93
         - Add Investment Earnings                                                                      13,597.53
         - Add Transfer from Certificate Account (To Satisfy Reserve Account
             Requirement)                                                                                    0.00
         - Less Distribution to Certificate Account                                                     13,597.53
                                                                                                    -------------
End of period balance                                                                               $2,511,821.93
                                                                                                    =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required
Amount, or (ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.               $2,511,821.93
                                                                                                    =============

                          DVI RECEIVABLES VIII 1999-1
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 13, 2000

III.   CLASS A NOTE PRINCIPAL BALANCE
-------------------------------------
Beginning Principal Balance of the Class A Notes
                 Pool A                                             138,843,438.30
                 Pool B                                              31,011,780.07
                                                                    --------------
                                                                                                        169,855,218.37
Class A Overdue Interest, if any                                              0.00
Class A Monthly Interest - Pool A                                       732,111.19
Class A Monthly Interest - Pool B                                       163,522.84

Class A Overdue Principal, if any                                             0.00
Class A Monthly Principal - Pool A                                    2,971,103.71
Class A Monthly Principal - Pool B                                    1,143,724.44
                                                                    --------------
                                                                                                          4,114,828.15
Ending Principal Balance of the Class A Notes
                 Pool A                                             135,872,334.59
                 Pool B                                              29,868,055.63
                                                                    --------------                      --------------
                                                                                                        165,740,390.22
                                                                                                        ==============

---------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000    Ending Principal
Original Face $221,020,000   Original Face $221,020,000   Balance Factor
$      4.052276              $       18.617447                  74.988865%
---------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE
------------------------------------
Beginning Principal Balance of the Class A Notes
                 Class A1                                                    0.00
                 Class A2                                           23,835,218.37
                 Class A3                                           62,400,000.00
                 Class A4                                           41,000,000.00
                 Class A5                                           42,620,000.00
                                                                    -------------

Class A Monthly Interest                                                                                169,855,218.37
                 Class A1 (Actual Number Days/360)                           0.00
                 Class A2                                              116,196.69
                 Class A3                                              325,520.00
                 Class A4                                              219,862.50
                 Class A5                                              234,054.83
                                                                    -------------

Class A Monthly Principal
                 Class A1                                                    0.00
                 Class A2                                            4,114,828.15
                 Class A3                                                    0.00
                 Class A4                                                    0.00
                 Class A5                                                    0.00
                                                                    -------------
                                                                                                          4,114,828.15
Ending Principal Balance of the Class A Notes
                 Class A1                                                    0.00
                 Class A2                                           19,720,390.22
                 Class A3                                           62,400,000.00
                 Class A4                                           41,000,000.00
                 Class A5                                           42,620,000.00
                                                                    -------------                       --------------
                                                                                                        165,740,390.22
                                                                                                        ==============


Class A2
---------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000    Ending Principal
Original Face $40,000,000    Original Face $40,000,000    Balance Factor
$        2.90492             $        102.87070                 49.300976%
---------------------------------------------------------------------------

                          DVI RECEIVABLES VIII 1999-1
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 13, 2000


V.   CLASS B NOTE PRINCIPAL BALANCE
-----------------------------------
           Beginning Principal Balance of the Class B Notes
                 Pool A                                        2,367,067.00
                 Pool B                                          528,706.91
                                                               ------------
                                                                                         2,895,773.91

           Class B Overdue Interest, if any                            0.00
           Class B Monthly Interest - Pool A                      12,801.89
           Class B Monthly Interest - Pool B                       2,859.42
           Class B Overdue Principal, if any                           0.00
           Class B Monthly Principal - Pool A                     50,649.57
           Class B Monthly Principal - Pool B                     19,497.52
                                                               ------------
                                                                                            70,147.09
           Ending Principal Balance of the Class B Notes
                 Pool A                                        2,316,417.43
                 Pool B                                          509,209.39
                                                               ------------              ------------
                                                                                         2,825,626.82
                                                                                         ============

---------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000     Ending Principal
Original Face $3,768,000    Original Face $3,768,000      Balance Factor
$      4.156399             $      18.616531                    74.990096%
---------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE
-------------------------------------
           Beginning Principal Balance of the Class C Notes
                 Pool A                                        4,734,934.77
                 Pool B                                        1,057,613.10
                                                               ------------
                                                                                         5,792,547.87

           Class C Overdue Interest, if any                            0.00
           Class C Monthly Interest - Pool A                      26,772.11
           Class C Monthly Interest - Pool B                       5,979.92
           Class C Overdue Principal, if any                           0.00
           Class C Monthly Principal - Pool A                    101,299.14
           Class C Monthly Principal - Pool B                     38,995.04
                                                               ------------
                                                                                           140,294.18
           Ending Principal Balance of the Class C Notes
                 Pool A                                        4,633,635.63
                 Pool B                                        1,018,618.06
                                                               ------------              ------------
                                                                                         5,652,253.69
                                                                                         ============


---------------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000     Ending Principal
Original Face $7,537,000   Original Face $7,537,000      Balance Factor
$      4.345500            $       18.614061                   74.993415%
---------------------------------------------------------------------------

                          DVI RECEIVABLES VIII 1999-1
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 13, 2000


VII.   CLASS D NOTE PRINCIPAL BALANCE
-------------------------------------
           Beginning Principal Balance of the Class D Notes
                 Pool A                                                             3,156,089.36
                 Pool B                                                               704,942.54
                                                                                    ------------
                                                                                                               3,861,031.90

           Class D Overdue Interest, if any                                                 0.00
           Class D Monthly Interest - Pool A                                           19,317.90
           Class D Monthly Interest - Pool B                                            4,314.84
           Class D Overdue Principal, if any                                                0.00
           Class D Monthly Principal - Pool A                                          67,532.76
           Class D Monthly Principal - Pool B                                          25,996.69
                                                                                    ------------
                                                                                                                  93,529.45
           Ending Principal Balance of the Class D Notes
                 Pool A                                                             3,088,556.60
                 Pool B                                                               678,945.85
                                                                                    ------------               ------------
                                                                                                               3,767,502.45
                                                                                                               ============


---------------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000      Ending Principal
Original Face $5,024,000   Original Face $5,024,000       Balance Factor
$       4.703969           $       18.616531                    74.990097%
---------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE
--------------------------------------
           Beginning Principal Balance of the Class E Notes
                 Pool A                                                             3,946,713.19
                 Pool B                                                               881,576.70
                                                                                    ------------
                                                                                                               4,828,289.89

           Class E Overdue Interest, if any                                                 0.00
           Class E Monthly Interest - Pool A                                           32,067.04
           Class E Monthly Interest - Pool B                                            7,162.81
           Class E Overdue Principal, if any                                                0.00
           Class E Monthly Principal - Pool A                                          84,415.95
           Class E Monthly Principal - Pool B                                          32,495.86
                                                                                    ------------
                                                                                                                 116,911.81
           Ending Principal Balance of the Class E Notes
                 Pool A                                                             3,862,297.24
                 Pool B                                                               849,080.84
                                                                                    ------------               ------------
                                                                                                               4,711,378.08
                                                                                                               ============


---------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000     Ending Principal
Original Face $6,282,000    Original Face $6,282,000      Balance Factor
$       6.244803            $       18.610603                   74.998059%
---------------------------------------------------------------------------

                          DVI RECEIVABLES VIII 1999-1
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 13, 2000

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE
----------------------------------------
           Beginning Residual Principal Balance
                 Pool A                                                                    4,741,965.57
                 Pool B                                                                    1,058,960.68
                                                                                           ------------
                                                                                                                5,800,926.25

           Residual Interest - Pool A                                                         56,864.02
           Residual Interest - Pool B                                                         12,687.03
           Residual Principal - Pool A                                                       101,636.80
           Residual Principal - Pool B                                                        39,125.02
                                                                                           ------------
                                                                                                                  140,761.82
           Ending Residual Principal Balance
                 Pool A                                                                    4,640,328.77
                 Pool B                                                                    1,019,835.66
                                                                                           ------------         ------------
                                                                                                                5,660,164.43
                                                                                                                ============



X.   PAYMENT TO SERVICER
------------------------
            - Collection period Servicer Fee                                                                       72,387.67
            - Servicer Advances reimbursement                                                                     479,865.56
            - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                     118,752.31
                                                                                                                ------------
           Total amounts due to Servicer                                                                          671,005.54
                                                                                                                ============

                          DVI RECEIVABLES VIII 1999-1
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 13, 2000

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE
-------------------------------------------

POOL A
     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
        beginning of the related Collection Period                                                                   157,790,208.21

     Aggregate Discounted Contract Balance of Additional Contracts acquired during
        Collection Period                                                                                                      0.00

     Decline in Aggregate Discounted Contract Balance                                                                  3,376,637.93

     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                                --------------
        ending of the related Collection Period                                                                      154,413,570.28
                                                                                                                     ==============


     Components of Decline in Aggregate Discounted Contract Balance:
         - Principal portion of Contract Payments  and Servicer Advances                            3,181,635.45

         - Principal portion of Prepayment Amounts                                                    195,002.48

         - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                0.00

         - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                Contracts during the Collection Period                                                      0.00

         - Aggregate Discounted Contract Balance of Substitute Contracts added during
                Collection Period                                                                           0.00

         - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                during Collection Period                                                                    0.00

                                                                                                    ------------
                                          Total Decline in Aggregate Discounted Contract Balance    3,376,637.93
                                                                                                    ============

POOL B
     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
        beginning of the related Collection Period                                                                    35,243,580.02

     Aggregate Discounted Contract Balance of Additional Contracts acquired during
        Collection Period                                                                                                      0.00

     Decline in Aggregate Discounted Contract Balance                                                                  1,299,834.57

     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                                --------------
        ending of the related Collection Period                                                                       33,943,745.45
                                                                                                                     ==============


     Components of Decline in Aggregate Discounted Contract Balance:
         - Principal portion of Contract Payments  and Servicer Advances                              993,189.60

         - Principal portion of Prepayment Amounts                                                    306,644.97

         - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                0.00

         - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                Contracts during the Collection Period                                                      0.00

         - Aggregate Discounted Contract Balance of Substitute Contracts added during
                Collection Period                                                                           0.00

         - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                during Collection Period                                                                    0.00

                                                                                                    ------------
                                          Total Decline in Aggregate Discounted Contract Balance    1,299,834.57
                                                                                                    ============

                                                                                                                     --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                    188,357,315.73
                                                                                                                     ==============

                          DVI RECEIVABLES VIII 1999-1
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 13, 2000



XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS
----------------------------------------------------------------
     POOL A                                                                                               Predecessor
                                                        Discounted                Predecessor             Discounted
     Lease #       Lessee Name                          Present Value             Lease #                 Present Value
     ----------------------------------------           ----------------------    ---------------------   ------------------
     2199-001      Regional Radiology, LLC                      $1,112,975.58      1881-001                   $2,435,321.88
     1231-041      Radnet Management, Inc.                        $953,502.31
     1560-013      Drew Medical inc                               $342,866.78
                   Cash                                            $25,977.21
                                                        ----------------------                            ------------------
                                              Totals:           $2,435,321.88                                 $2,435,321.88

              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                        $2,435,321.88
              b) ADCB OF POOL A AT CLOSING DATE                                                             $201,135,070.09
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                        1.21%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                      $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
      Servicing Agreement Section 7.02                                                                $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                       YES                      NO     X
                                                                                             --------------           --------

              POOL B                                                                                            Predecessor
                                                                     Discounted        Predecessor              Discounted
              Lease #                Lessee Name                     Present Value     Lease #                  Present Value
              --------------------------------------------           -------------     ---------------------    -----------------
                                     NONE









                                                                     -------------                              -----------------
                                                          Totals:       $0.00                                            $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                   $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                                 $50,047,123.17
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                             0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED
              TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                 $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                  $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
      Servicing Agreement Section 7.02                                                                           $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                        YES                   NO     X
                                                                                              --------------        --------

                          DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 13, 2000


XIV.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

    POOL A - NON-PERFORMING                                                                                       Predecessor
                                                                         Discounted               Predecessor     Discounted
    Lease #             Lessee Name                                      Present Value            Lease #         Present Value
    -------------------------------------------------------              --------------------     ------------    -----------------
    408-502             Western Kentucky Diagnostic                              $495,646.95      277-103            $2,561,363.27
    1042-501            Pinnacle Imaging, Inc.                                 $1,631,421.93      1513-002             $953,250.10
    2375-001            Tuscarawas Ambulatory                                  $1,286,730.05      1725-002             $588,254.35
    1097-506            Advanced Healthcare Resources                            $675,567.93
                        Cash                                                      $13,500.87


                                                                         --------------------                     -----------------
                                                           Totals:             $4,102,867.73                         $4,102,867.72

    a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                   4,102,867.72
    b) ADCB OF POOL A AT CLOSING DATE                                                                              $251,162,193.26
    c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                         1.63%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                        $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                                 $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                             YES             NO   X
                                                                                                   --------        --------

    POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                                 Predecessor
                                                                         Discounted               Predecessor     Discounted
    Lease #             Lessee Name                                      Present Value            Lease #         Present Value
    -------------------------------------------------------              --------------------     ------------    -----------------
                        None


                                                                         --------------------                     -----------------
                                                           Totals:                     $0.00                                 $0.00



    a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                             $0.00
    b) ADCB OF POOL B AT CLOSING DATE                                                                               $50,047,123.17
    c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                         0.00%

  * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
    THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION
    HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                        $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                                 $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                             YES             NO   X
                                                                                                   --------        --------

                          DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 13, 2000

XV.    Pool Performance Measurements
------------------------------------

1.                            Aggregate Discounted Contract Balance

    Contracts Delinquent > 90 days                                             Total Outstanding Contracts
    This Month                                              7,236,289.28       This Month                           188,357,315.73
    1 Month Prior                                           2,041,410.74       1 Month Prior                        193,033,788.23
    2 Months Prior                                          4,293,798.27       2 Months Prior                       198,486,019.51

    Total                                                  13,571,498.29       Total                                579,877,123.47

    a) 3 Month Average                                      4,523,832.76       b) 3 Month Average                   193,292,374.49

    c) a/b                                                         2.34%


2.  Does a Delinquency Condition Exist (1c > 6% )?                                        Yes                     No       X
                                                                                             ---------------        ---------------

3.  Restricting Event Check

    A. A Delinquency Condition exists for current period?                                 Yes                     No       X
                                                                                             ---------------        ---------------
    B. An Indenture Event of Default has occurred and is then continuing?                 Yes                     No       X
                                                                                             ---------------        ---------------

4.  Has a Servicer Event of Default occurred?                                             Yes                     No       X
                                                                                             ---------------        ---------------


5.  Amortization Event Check

    A. Is 1c  > 8% ?                                                                      Yes                     No       X
                                                                                             ---------------        ---------------
    B. Bankruptcy, insolvency, reorganization; default/violation of any covenant
      or obligation not remedied within 90 days?                                          Yes                     No       X
                                                                                             ---------------        ---------------
    C. As of any Determination date, the sum of all defaulted contracts since
       the Closing date exceeds 6% of the ADCB on the Closing Date?                       Yes                     No       X
                                                                                             ---------------        ---------------




6.  Aggregate Discounted Contract Balance at Closing Date                            Balance $ 251,182,193.26
                                                                                             -------------------


    DELINQUENT LEASE SUMMARY

          Days Past Due                   Current Pool Balance                        # Leases
          -------------                   --------------------                        --------

                31 - 60                           7,809,241.22                              31
                61 - 90                           1,263,107.93                              10
               91 - 180                           7,236,289.28                              10



Approved By:
Lisa J. Cruikshank
Vice President